SCUDDER
                                                                     INVESTMENTS

Income Funds II

Scudder Short-Term Bond Fund

Supplement to Currently Effective Prospectus
Dated May 1, 2003
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The following information supplements the "Other Investments" section of the prospectus.

The fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements the "The Main Risks of Investing in the Fund" section of the prospectus.

o Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


January 20, 2004
STBF